Exhibit 99.1

Trinity Capital Inc. Funds $220 Million of Investments in the First Quarter of 2025

Company originates $186 million of new commitments in the first quarter of 2025

PHOENIX, April 9, 2025 /PRNewswire/ -- Trinity Capital Inc. (Nasdaq: TRIN) (the “Company”), a leading alternative asset manager, today announced a portfolio update for the first quarter of 2025. Trinity Capital funded $220 million of total investments and originated $186 million of new commitments in the first quarter of 2025.

First quarter 2025 investment highlights:

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Investments funded totaled approximately $220 million, which was comprised of $148 million in secured loans, $71 million in equipment financings, and $1 million in warrant and equity investments.
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Trinity Capital originated approximately $186 million of new commitments, which was comprised of $174 million in secured loans, $11 million in equipment financings, and $1 million in equity investments.
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The Company funded approximately $95 million to six new portfolio companies and $125 million to 19 existing portfolio companies.
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Proceeds received from repayments and exits of the Company's investments totaled approximately $157 million, which included $78 million from scheduled/amortizing debt payments, $44 million from early debt repayments and $35 million from investments sold primarily to multi-sector holdings.

Trinity Capital will release its complete first quarter 2025 financial results on Wednesday, May 7, 2025, and will discuss its financial results on a conference call the same day at 12:00 p.m. ET.

To listen to the call, please dial (800) 267-6316 or (203) 518-9783 internationally and reference Conference ID: TRINQ125 if asked, approximately 10 minutes prior to the start of the call. A live webcast of the first quarter 2025 financial results conference call will also be available on the Investor Relations section of the Company's website at ir.trinitycapital.com. A replay will be available on the Company's website for 90 days following the conference call.

About Trinity Capital Inc.

Trinity Capital Inc. (Nasdaq: TRIN) is an international alternative asset manager, aiming to provide investors with stable and consistent returns through access to the private credit market. We source, vet, and invest in dynamic privately funded growth-oriented companies, giving our investors access to a strong and diversified portfolio. With distinct business verticals, Trinity Capital stands as a trusted partner for innovative companies seeking tailored growth capital solutions. Headquartered in Phoenix, Arizona, the firm has an international footprint, supported by a dedicated team of strategically located investment professionals. For more information, visit the company’s website at trinitycapital.com and stay connected by following us on LinkedIn and X (formerly Twitter).

Forward-Looking Statements

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission (“SEC”). The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release. More information on risks and other potential factors that could affect the Company’s financial results, including important factors that could cause actual results to differ materially from plans, estimates or expectations, is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed annual report on Form 10-K and subsequent SEC filings.

Contact

Ben Malcolmson

Head of Investor Relations

Trinity Capital, Inc.

ir@trincapinvestment.com